Exhibit 31.1

CERTIFICATION PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Robert Wallstrom, certify that:

1.                                      I have reviewed this quarterly report on Form 10-Q/A of Vera Bradley, Inc.; and

2.                                      Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statement made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: September 13, 2019	/s/ Robert Wallstrom
Robert Wallstrom
Chief Executive Officer